UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2019

BLUE CAPITAL REINSURANCE HOLDINGS LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-36169	98-1120002
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Waterloo House

100 Pitts Bay Road

Pembroke HM 08

Bermuda

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (441) 278-0400

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $1.00 per share	BCRH and BCRH.BH.	New York Stock Exchange and Bermuda Stock Exchange

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Company’s 2019 Annual General Meeting of Shareholders (the “2019 Annual Meeting”) was held on May 8, 2019. The following summarizes each of the 2019 Annual Meeting proposals and the voting results thereon:

I. Approval of Five Member Board and Election of Directors

The Company’s Bye-Laws provide for a classified Board, divided into three classes of approximately equal size. At the 2019 Annual Meeting, Company shareholders (the “Shareholders”) voted to fix the number of directors at five and to elect one Class C director nominee to the Company’s Board for a term ending at the Annual General Meeting of Shareholders in 2022.

The table below details the voting results for this proposal.

Nominee	Votes For	Votes Against	Abstain	Non-Votes
Eric Lemieux	6,327,747	109,952	8,628	1,947,764

II. Non-binding Advisory Vote on the Compensation of the Company’s Named Executive Officers

At the 2019 Annual Meeting, Shareholders voted to approve, by a non-binding advisory vote, the Compensation of the Company’s Named Executive Officers (the “Say-on-Pay Vote”).

The table below details the voting results for this proposal.

Votes For	Votes Against	Abstain	Non-Votes
6,345,461	84,582	16,284	1,947,764

III. Frequency of the Say-on-Pay Vote

At the 2019 Annual Meeting, Shareholders voted, by a non-binding advisory vote, to recommend that the Company provide the Shareholders with an annual advisory Say-on-Pay Vote.

The table below details the voting results for this proposal.

1YR	2YRS	3YRS	Abstain	Non-Votes
6,189,122	9,162	231,784	16,259	1,947,764

IV. Appointment of Independent Auditor

At the 2019 Annual Meeting, Shareholders voted to approve the appointment of Ernst & Young Ltd., an independent registered public accounting firm, as the Company’s independent auditor for 2019, and authorized the Board, acting by the Company’s Audit Committee, to set their remuneration. The table below details the voting results for this proposal.

The table below details the voting results for this proposal.

Votes For	Votes Against	Abstain	Non-Votes
8,345,410	29,074	19,607	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Capital Reinsurance Holdings Ltd.
(Registrant)

May 8, 2019	By:	/s/ John V. Del Col
Date	Name: Title:	John V. Del Col Secretary